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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 3, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       000-22474                                         87-0418807
       ---------                                         ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  215-940-4000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         All references to the "Company" in this Current Report on Form 8-K
("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

         Some of the information in this Current Report may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result, " "may, " "are expected to, " "will continue to," "is anticipated," "estimate," "believes," "projected," "intends to" or other similar words. These forward-looking statements regarding the Company's business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described in the Company's reports filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including "Business - Risk Factors" in the Company's Annual Report on Form 10-K for the year ended June 30, 2004, as amended, which could cause the Company's actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep these risk factors in mind as well as the other cautionary statements in this Current Report. You should not place undue reliance on any forward-looking statement.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Existing $60.0 Million (formerly $100.0 million) Credit Facility

         On December 3, 2004, the Company, ABFS Balapointe, Inc., as depositor ("Depositor"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" and together with Upland, the "Originators"), American Business Credit, Inc., as servicer ("Servicer"), ABFS Mortgage Loan Warehouse Trust 2003-1, as trust ("Trust"), JPMorgan Chase Bank, as indenture trustee, collateral agent, note purchaser, 100% noteholder and lender ("JPMorgan Chase") entered into Amendment No. 7, dated as of December 3, 2004 ("Amendment No. 7"), to the Sale and Servicing Agreement, dated as of September 22, 2003, among the Company, Depositor, Originators, Servicer, Trust and JPMorgan Chase (the "Sale and Servicing Agreement"), which extends the scheduled expiration date of the Company's $60.0 million mortgage warehouse credit facility under the Sale and Servicing Agreement from December 3, 2004 to December 22, 2004 and reduces the amount of the facility from $60.0 million to $30.0 million effective December 14, 2004. The Company's ability to utilize this facility to fund mortgage loans for which the complete documentation will not have been received by the custodian at the time of funding and closing of such loans, referred to as newly originated loans, expires on December 21, 2004. The purpose of this Amendment No. 7 is to facilitate the Company's transition from this facility to replacement credit facilities.

         On December 3, 2004, JPMorgan Chase released the waiver dated as of November 30, 2004 pursuant to which JPMorgan Chase waived the Company's non-compliance on November 30, 2004 with financial covenants in the Sale and Servicing Agreement and related facility documents requiring a minimum adjusted tangible net worth, a minimum ratio of debt to adjusted tangible net worth and a minimum cash equivalent amount.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired

                  None.

         (b) Pro-forma Financial Information

                  None.

         (c) Exhibits

                  The following exhibits are filed herewith:

Exhibit
Number            Description
-------           -----------

 10.1 Amendment No. 7, dated as of December 3, 2004, to Sale and Servicing Agreement, among ABFS Balapointe, Inc., as depositor, HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc., as servicer, ABFS Mortgage Loan Warehouse Trust 2003-1, as trust, American Business Financial Services, Inc., as sponsor, JP Morgan Chase Bank, as indenture trustee, JPMorgan Chase Bank, as collateral agent, and JPMorgan Chase Bank, as note purchaser.

 10.2 Eighth Waiver Letter, dated as of November 30, 2004, from JPMorgan Chase Bank regarding (i) the Sale and Servicing Agreement, dated as of September 22, 2003, among ABFS Balapointe, Inc., HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., American Business Credit, Inc., ABFS Mortgage Loan Warehouse Trust 2003-1 ("Trust"), American Business Financial Services, Inc., and JPMorgan Chase Bank, as indenture trustee and collateral agent ("Indenture Trustee") and JPMorgan Chase Bank, as note purchaser, and (ii) the Indenture, dated as of September 22, 2003, between the Trust and the Indenture Trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2004

                               AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                               By:    /s/ Stephen M. Giroux
                                      -----------------------------------------
                               Name:  Stephen M. Giroux
                               Title: Executive Vice President, General Counsel
                                      and Secretary


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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number            Description
-------           -----------

 10.1 Amendment No. 7, dated as of December 3, 2004, to Sale and Servicing Agreement, among ABFS Balapointe, Inc., as depositor, HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc., as servicer, ABFS Mortgage Loan Warehouse Trust 2003-1, as trust, American Business Financial Services, Inc., as sponsor, JP Morgan Chase Bank, as indenture trustee, JPMorgan Chase Bank, as collateral agent, and JPMorgan Chase Bank, as note purchaser.

 10.2 Eighth Waiver Letter, dated as of November 30, 2004, from JPMorgan Chase Bank regarding (i) the Sale and Servicing Agreement, dated as of September 22, 2003, among ABFS Balapointe, Inc., HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., American Business Credit, Inc., ABFS Mortgage Loan Warehouse Trust 2003-1 ("Trust"), American Business Financial Services, Inc., and JPMorgan Chase Bank, as indenture trustee and collateral agent ("Indenture Trustee") and JPMorgan Chase Bank, as note purchaser, and (ii) the Indenture, dated as of September 22, 2003, between the Trust and the Indenture Trustee.





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